Supplement to the
Fidelity® Small Cap Stock Fund
June 29, 2017
As Revised July 24, 2017
Summary Prospectus

Effective December 18, 2017, the redemption fee for Fidelity® Small Cap Stock Fund has been removed.

SLC-SUM-17-01 1.9886611.100	November 17, 2017